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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 29, 2004


                                 BORGWARNER INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      1-12162                    13-3404508
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)

               200 South Michigan Avenue, Chicago, Illinois 60604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 322-8500

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Item 12. Results of Operations and Financial Condition

         On July 29, 2004, BorgWarner Inc. issued a press release, furnished as
Exhibit 99.1 and incorporated herein by reference, announcing the company's second quarter results. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                BORGWARNER INC.


                                                By: /s/ Vincent M. Lichtenberger
                                                    ---------------------------
                                                    Vincent M. Lichtenberger
                                                    Assistant Secretary


Dated: July 29, 2004